Exhibit 10.15

BUSINESS LEASE

THIS LEASE IS MADE THIS 1ST DAY OF JUNE, 2014 BETWEEN SUNSHINE PROPERTIES (THE “LESSOR”) AND DARREN LAMPERT CEO/ DE GROWGENERATION PUEBLO, CORP. (THE “LESSEE”)

IN CONSIDERATION OF THE PAYMENT OF THE RENT AND THE PERFORMANCE OF THE COVENANTS AND AGREEMENTS BY THE LESSEE SET FORTH BELOW, THE LESSOR DOES HEREBY LEASE TO THE LESSEE THE FOLLOWING DESCRIBED PREMISES SITUATED IN THE COUNTY OF PUEBLO, IN THE STATE OF COLORADO; THE ADDRESS OF WHICH IS 111 & 113 W 4TH STREET THE PREMISES TO BE LEASED AS IS.

TO HAVE AND TO HOLD THE SAME WITH ALL THE APPURTENANCES UNTO THE SAID LESSEE FROM TWELVE O’CLOCK NOON ON THE 1ST DAY OF JUNE, 2014 AT AND UNTIL TWELVE O’CLOCK NOON ON THE 31ST DAY OF MAY, 2017 AND FOR A RENTAL PAYABLE IN MONTHLY INSTALLMENTS OF $1000 PER MONTH, FOR THE 36 MONTHS OF THE TERM.

RENT TO BE PAID IN ADVANCE, ON OR BEFORE TWELVE O’CLOCK NOON, ON THE FIRST DAY OF EACH CALENDAR MONTH DURING THE TERM OF THIS LEASE AT THE OFFICE OF THE LESSOR WITHOUT NOTICE. MAIL IN ADDRESS: SUNSHINE PROPERTIES, P. O. BOX 8205, PUEBLO, CO. 81008 TEL: 719 542-6336

THE LESSEE, IN CONSIDERATION OF THE LEASING OF THE PREMISES AGREES AS FOLLOWS:

1. TO PAY THE RENT FOR THE PREMISES ABOVE-DESCRIBED.

2. TO KEEP THE IMPROVEMENTS UPON THE PREMISES, INCLUDING SEWER CONNECTIONS, PLUMBING, WIRING AND GLASS IN AS GOOD CONDITION AS WHEN THE LESSEE ENTERED THE PREMISES, LOSS BY FIRE, INEVITABLE ACCIDENT, AND ORDINARY WEAR ACCEPTED. LESSEE WILL BE RESPONSIBLE FOR ALL WINDOW DAMAGE. TO KEEP ALL SIDEWALKS ON AND AROUND THE PREMISES FREE AND CLEAR OF ICE AND SNOW, AND TO KEEP THE ENTIRE EXTERIOR OF THE PREMISES FREE FROM ALL LITTER, DIRT, DEBRIS AND OBSTRUCTION; TO KEEP THE PREMISES IN A CLEAN AND SANITARY CONDITION AS REQUIRED BY THE ORDINANCES OF THE CITY AND COUNTY OF PUEBLO.

3. TO SUBLET NO PART OF THE PREMISES, AND NOT TO ASSIGN THE LEASE OR ANY INTEREST THEREIN WITHOUT THE WRITTEN CONSENT OF THE LESSOR.

4. TO USE THE PREMISES ONLY FOR GARDEN SUPPLY AND RETAIL AND TO USE THE PREMISES FOR NO PURPOSES, PROHIBITED BY THE LAWS OF THE UNITED STATES OR THE STATE OF COLORADO, OR OF THE ORDINANCES OF THE CITY OR TOWN IN WHICH SAID PREMISES ARE LOCATED AND FOR NO IMPROPER OR QUESTIONABLE PURPOSES WHATSOEVER, AND TO NEITHER PERMIT NOR SUFFER ANY DISORDERLY CONDUCT, NOISE OR NUISANCE HAVING A TENDENCY TO ANNOY OR DISTURB ANY PERSONS OCCUPYING ADJACENT PREMISES.

5. TO NEITHER HOLD NOR ATTEMPT TO HOLD THE LESSOR LIABLE FOR ANY INJURY OR DAMAGE, EITHER PROXIMATE OR REMOTE, OCCURRING THROUGH OR CAUSED BY THE REPAIRS, ALTERATIONS, INJURY OR ACCIDENT TO THE PREMISES, OR ADJACENT PREMISES, OR OTHER PARTS OF THE ABOVE PREMISES NOT THEREIN DEMISED, OR BY REASON OF THE NEGLIGENCE OR DEFAULT OF THE OWNERS OR OCCUPANTS THEREOF OR ANY OTHER PERSON, NOR TO HOLD THE LESSOR LIABLE FOR ANY INJURY OR DAMAGE OCCASIONED BY DEFECTIVE ELECTRIC WIRING, OR THE BREAKAGE OR STOPPAGE OF PLUMBING OR SEWERAGE UPON SAID PREMISES OR UPON ADJACENT PREMISES, WHETHER BREAKAGE OR STOPPAGE RESULTS FROM FREEZING OR OTHERWISE; TO NEITHER PERMIT NOR SUFFER SAID PREMISES, OR THE WALLS OR FLOORS THEREOF, TO BE ENDANGERED BY OVERLOADING, NOR SAID PREMISES TO BE USED FOR ANY PURPOSE WHICH WOULD RENDER THE INSURANCE THEREON VOID OR THE INSURANCE RISK MORE HAZARDOUS, NOR MAKE ANY ALTERATIONS IN OR CHANGES IN, UPON, OR ABOUT SAID PREMISES WITHOUT FIRST OBTAINING THE WRITTEN CONSENT OF THE LESSOR THEREFORE, BUT TO PERMIT THE LESSOR TO PLACE A “FOR RENT” SIGN UPON THE LEASED PREMISES AT ANY TIME AFTER SIXTY (60) DAYS BEFORE THE END OF THIS LEASE. MANAGEMENT CAN SHOW THE RENTAL UNIT TO PROSPECTIVE TENANTS 60 DAYS PRIOR TO THE END OF THE LEASE UNLESS A NEW LEASE IS WRITTEN TO THE CURRENT TENANT.

6. TO ALLOW THE LESSOR TO ENTER UPON THE PREMISES AT ANY REASONABLE HOUR.

7. TO PAY ALL CHARGES FOR GAS AND ELECTRIC FOR THE BUILDING IN WHICH SAID PREMISES ARE LOCATED.

IT IS EXPRESSLY UNDERSTOOD AND AGREED BETWEEN LESSOR AND LESSEE AS FOLLOWS;

8. NO ASSENT, EXPRESS OR IMPLIED, TO ANY BREACH OF ANY ONE OR MORE OF THE AGREEMENTS HEREOF SHALL BE DEEMED OR TAKEN TO BE A WAIVER OF ANY SUCCEEDING OR OTHER BREACH.

9. IF, AFTER THE EXPIRATION OF THIS LEASE, THE LESSEE SHALL REMAIN IN POSSESSION OF THE PREMISES AND CONTINUE TO PAY RENT WITHOUT A WRITTEN AGREEMENT AS TO SUCH POSSESSION, THEN SUCH TENANCY SHALL BE REGARDED AS A MONTH-TO-MONTH TENANCY, AT A MONTHLY RENTAL, PAYABLE IN ADVANCE, EQUIVALENT TO THE LAST MONTH’S RENT PAID UNDER THIS LEASE, AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF THIS LEASE.

10. IF THE PREMISES ARE LEFT VACANT AND ANY PART OF THE RENT RESERVED HEREUNDER IS NOT PAID, THEN THE LESSOR MAY, WITHOUT BEING OBLIGATED TO DO SO, AND WITHOUT TERMINATING THIS LEASE, RETAKE POSSESSION OF THE SAID PREMISES AND RENT THE SAME FOR SUCH RENT, AND UPON SUCH CONDITIONS AS THE LESSOR MAY THINK BEST, MAKING SUCH CHANGE AND REPAIRS AS MAY BE REQUIRED, GIVING CREDIT FOR THE AMOUNT OF RENT SO RECEIVED LESS ALL EXPENSES OF SUCH CHANGES AND REPAIRS, AND THE LESSEE SHALL BE LIABLE FOR THE BALANCE OF THE RENT HEREIN RESERVED UNTIL THE EXPIRATION OF THE TERM OF THIS LEASE.

11. THE LESSOR ACKNOWLEDGES RECEIPT OF A DEPOSIT IN THE AMOUNT OF $500.00 TO BE HELD BY THE LESSOR FOR THE FAITHFUL PERFORMANCE OF ALL OF THE TERMS, CONDITIONS AND COVENANTS OF THIS LEASE. THE LESSOR MAY APPLY THE DEPOSIT TO CURE ANY DEFAULT UNDER THE TERMS OF THIS LEASE AND SHALL ACCOUNT TO THE LESSEE FOR THE BALANCE. THE LESSEE MAY NOT APPLY THE DEPOSIT HEREUNDER TO THE PAYMENT OF THE RENT RESERVED HEREUNDER OR THE PERFORMANCE OF OTHER OBLIGATIONS.

12. IF ANY PART OF THE RENT PROVIDED TO BE PAID HEREIN IS NOT PAID WHEN DUE, OR IF ANY DEFAULT IS MADE IN ANY OF THE AGREEMENTS BY THE LESSEE CONTAINED HEREIN, IT SHALL BE LAWFUL FOR THE LESSOR TO DECLARE THE TERM ENDED, AND TO ENTER INTO THE PREMISES, EITHER WITH OR WITHOUT LEGAL PROCESS, AND TO REMOVE THE LESSEE OR ANY OTHER PERSON OCCUPYING THE PREMISES, USING SUCH FORCE AS MAY BE NECESSARY, WITHOUT BEING LIABLE TO PROSECUTION, OR IN DAMAGES THEREFOR, AND TO REPOSSESS THE PREMISES FREE AND CLEAR OF ANY RIGHTS OF THE LESSEE. IF, AT ANY TIME, THIS LEASE IS TERMINATED UNDER THIS PARAGRAPH, THE LESSEE AGREES TO PEACEFULLY SURRENDER THE PREMISES TO THE LESSOR IMMEDIATELY UPON TERMINATION, AND IF THE LESSEE REMAINS IN POSSESSION OF THE PREMISES, THE LESSEE SHALL BE DEEMED GUILTY OF FORCIBLE ENTRY AND DETAINER OF THE PREMISES, AND, WAIVING NOTICE, SHALL BE SUBJECT TO FORCIBLE EVICTION WITH OR WITHOUT PROCESS OF LAW.

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13. IN THE EVENT OF ANY DISPUTE ARISING UNDER THE TERMS OF THIS LEASE, OR IN THE EVENT OF NONPAYMENT OF ANY SUMS ARISING UNDER THIS LEASE AND IN THE EVENT THE MATTER IS TURNED OVER TO AN ATTORNEY, THE PARTY PREVAILING IN SUCH DISPUTE SHALL BE ENTITLED, IN ADDITION TO OTHER DAMAGES OR COSTS, TO RECEIVE REASONABLE ATTORNEY’S FEES FROM THE OTHER PARTY.

14. IN THE EVENT ANY PAYMENT REQUIREE HEREUNDER IS NOT MADE WITHIN TEN (10) DAYS AFTER THE PAYMENT IS DUE, A LATE CHARGE IN THE AMOUNT OF TEN PERCENT (10%) OF THE PAYMENT WILL BE PAID BY THE LESSEE.

15. IN THE EVENT OF A CONDEMNATION OR OTHER TAKING BY ANY GOVERNMENTAL AGENCY, ALL PROCEEDS SHALL BE PAID TO THE LESSOR HEREUNDER, THE LESSEE WAIVING ALL RIGHT TO ANY SUCH PAYMENTS.

16. LESSEE AGREES THAT NO SIGNS SHALL BE INSTALLED WITHOUT THE PRIOR WRITTEN APPROVAL OF LESSOR. ALL APPROVED SIGNS SHALL BE INSTALLED WITH SCREWS AND NO DOUBLE FACED TAPE SHALL BE USED. ALL DAMAGES CAUSED BY THE INSTALLATION OR REMOVAL OF SIGNS SHALL BE AT THE EXPENSE OF LESSEE. THE TENNANT ALSO AGREES TO CHANGE THE FURNACE/AC FILTERS EVERY 4 MONTHS TO HELP WITH THE EFFICIANT RUNNING OF SUCH.

17. THIS LEASE IS MADE WITH THE EXPRESS UNDERSTANDING AND AGREEMENT THAT, IN THE EVENT THE LESSEE BECOMES INSOLVENT, OR IS DECLARED BANKRUPT, THEN, IN EITHER EVENT, THE LESSOR MAY DECLARE THIS LEASE ENDED, AND ALL RIGHTS OF THE LESSEE HEREUNDER SHALL TERMINATE AND CEASE.

19. QUIET ENJOYMENT. LANDLORD’S COVENANT. TENANT, UPON FULLY COMPLYING WITH AND PROMPTLY PERFORMING ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE ON ITS PART TO BE PERFORMED, AND UPON THE PROMPT AND TIMELY PAYMENT OF ALL SUMS DUE HEREUNDER, SHALL HAVE AND QUIETLY ENJOY THE PREMISES FOR THE LEASE TERM SET FORTH HEREIN.

20. DURING THE ENTIRE LEASE TERM THE TENANT SHALL, AT ITS OWN EXPENSE, MAINTAIN ADEQUATE LIABILITY INSURANCE WITH A REPUTABLE INSURANCE COMPANY OR COMPANIES WITH MINIMUM AMOUNTS OF $300,000.00 FOR PROPERTY DAMAGE, AND $300,000.00 (PER INDIVIDUAL) AND $1,000,000.00 (PER ACCIDENT) FOR PERSONAL INJURIES, TO INDEMNIFY BOTH LANDLORD AND TENANT AGAINST ANY SUCH CLAIMS, DEMANDS, LOSSES, DAMAGES, LIABILITIES AND EXPENSES. LANDLORD SHALL BE NAMED AS ONE OF THE INSURED AND SHALL BE FURNISHED WITH A COPY OF SUCH POLICY OR POLICIES OF INSURANCE, WHICH SHALL BEAR AN ENDORSEMENT THAT THE SAME SHALL NOT BE CANCELED EXCEPT UPON NOT LESS THAN THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO LANDLORD. TENANT SHALL ALSO AT ITS OWN EXPENSE MAINTAIN, DURING THE LEASE TERM, INSURANCE COVERING ITS FURNITURE, FIXTURES, EQUIPMENT AND INVENTORY IN AN AMOUNT EQUAL TO THE FULL INSURABLE VALUE THEREOF, AGAINST FIRE AND RISKS COVERED BY STANDARD EXTENDED COVERAGE ENDORSEMENT AND INSURANCE COVERING ALL PLATE GLASS AND OTHER GLASS ON THE PREMISES. TENANT SHALL PROVIDE LANDLORD WITH COPIES OF THE POLICIES OF INSURANCE OR CERTIFICATES THEREOF. IF TENANT FAILS TO MAINTAIN SUCH INSURANCE, LANDLORD MAY MAINTAIN THE SAME ON BEHALF OF TENANT. ANY PREMIUMS PAID BY LANDLORD SHALL BE DEEMED ADDITIONAL RENT AND SHALL BE DUE ON THE PAYMENT DATE OF THE NEXT INSTALLMENT OF MINIMUM RENTAL HEREUNDER.

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THIS LEASE SHALL BE BINDING ON THE PARTIES, THEIR PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS.

DARREN LAMPERT CEO

% GROWGENERATION PUEBLO, CORP.

800 WESTCHESTER AVE

RYE BROOK, NY 10573

CEL: 914 924-1235

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS DOCUMENT, IN DUPLICATE ORIGINALS ON THE DATE FIRST HEREINABOVE SET FORTH.

LESSOR SUNSHINE PROPERTIES

By:	Peggy Gacob	DATE:	JUNE 1, 2014
MANAGER

LESSEE DARREN LAMPERT CEO / GROWGENERATION PUEBLO, CORP.

BY:	Darren Lampert	DATE:	JUNE 1, 2014
CEO, GrowGeneration Pueblo, Corp.

BY:		DATE:	JUNE 1, 2014

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